UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2009

Date of Report (Date of earliest event reported)

DESIGN WITHIN REACH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50807	94-3314374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, 20th Floor, San Francisco CA 94104

(Address of principal executive offices, Zip Code)

(415) 676-6500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2009, Design Within Reach, Inc. (the “Company”) consummated the sale of securities pursuant to a Securities Purchase Agreement, dated as of July 20, 2009, by and between the Company and Glenhill Special Opportunities Master Fund LLC (the “Investor”). The Investor purchased 15,400,000 shares of the Company’s common stock at a purchase price of $0.15 per share and 1,000,000 shares of a new series of Series A 9% Convertible Preferred Stock at a purchase price of $12.69 per share. The Company raised an aggregate of $15,000,000.

In connection with the closing of these transactions, the Company entered into a Registration Rights Agreement with the Investor. The Company is obligated to file a registration statement on Form S-3 (or if Form S-3 is not available, on another appropriate form) registering the resale of shares of its common stock issued pursuant to the Securities Purchase Agreement and issuable upon conversion of the Series A preferred stock. If:

•	the registration statement is not timely filed, or declared effective within the time frame described;

•	the registration statement is suspended other than as permitted in the registration rights agreement;

•	after effectiveness, the registration statement ceases to remain continuously effective for ten consecutive calendar days or fifteen calendar days in any twelve month period; or

•	the Company fails to make current public information available,

the Company is obligated to pay holders of registrable securities additional cash fees. The cash fees are equal to 2% of the aggregate purchase price pursuant to the Securities Purchase Agreement for any unregistered registrable securities then held by the holder for each month in which the Company fails to take these actions, subject to a maximum of $1,500,000. These liquidated damages will be pro rated for partial months. These liquidated damages will also accrue interest at a rate of 18% per year if the Company fails to make such payments within seven days. The Company has granted the Investor customary indemnification rights in connection with the registration statement. The Investor has also granted the Company customary indemnification rights in connection with the registration statement.

On August 4, 2009, the Company entered into a Second Amendment to Loan Agreement and Waiver with Wells Fargo Retail Finance, LLC. This amendment amends the Company’s Loan, Guaranty and Security Agreement dated as of February 2, 2007. The material terms of the amendment are:

•	removing the optional revolver increase of $5,000,000;

•	changing the borrowing base to 85% of net liquidation value from 90%;

•	lowering the eligible in-transit inventory included in the borrowing base to $1,000,000 from $3,000,000;

•	increasing the margins that the Company pays on borrowings;

•	increasing letter of credit costs;

•	increasing the unused line fee;

•	increasing the minimum excess availability from $1,000,000 to $1,500,000;

•	a release of all claims against Wells Fargo Retail Finance, LLC; and

•	a consent by Wells Fargo Retail Finance, LLC to the transactions with the Investor.

The foregoing descriptions of the Registration Rights Agreement and Second Amendment to Loan Agreement and Waiver are only a summary and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On August 3, 2009, the Company issued the common stock and Series A preferred stock described under Item 1.01 above and Item 5.03 below, which descriptions are hereby incorporated by reference. The Company issued these securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder as a transaction not involving any public offering. No advertising or general solicitation was employed in offering the securities, the offering and sale were made to one entity and the Company restricted transfer of the securities in accordance with the requirements of the Securities Act of 1933, as amended. Appropriate legends will be affixed to the instruments issued in such transaction.

Item 3.03	Material Modification to Rights of Security Holders.

Under the terms of the definitive agreements with the Investor that the Company entered into on July 20, 2009, the Company agreed to use the funds for general working capital purposes. Furthermore, the Company will need the consent of the holders of at least 75% of the outstanding shares of Series A preferred stock, voting as a separate series, to declare or pay any dividends or redeem any of its equity securities.

The information under Item 1.01 of this Current Report on Form 8-K and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The transactions contemplated by the Securities Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K and the changes to the composition of the Board of Directors of the Company described under Item 5.02 of this Current Report on Form 8-K resulted in a change of control of the Company. The information under Item 1.01 of this Current Report on Form 8-K and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions contemplated by the Securities Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K, Hilary Billings, William McDonagh, James Peters and Lawrence Wilkinson resigned at the closing of the transactions contemplated by the Securities Purchase Agreement. In accordance with the Company’s bylaws for filling board vacancies, the remaining board members, Ray Brunner and Peter Lynch, appointed Glenn J. Krevlin, David Rockwell and William Sweedler to serve as directors of the Company effective at the closing of the transaction. Messrs. Krevlin, Rockwell and Sweedler have been designated by the Investor. In addition, the size of the Company’s board of directors has been reduced to five. At this time, it is not known on which committees each director will serve.

In connection with the transactions contemplated by the Securities Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K, the Company terminated its 2004 Equity Incentive Award Plan, as amended (the “2004 Plan”). All awards outstanding under the 2004 Plan will accelerate and terminate 30 days after the closing of the transactions contemplated by the Securities Purchase Agreement. Each participant in the 2004 Plan will have the right to exercise such awards prior to their termination.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions contemplated by the Securities Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A 9% Convertible Preferred Stock on August 3, 2009. The material rights, preferences and privileges of the Series A preferred stock are as follows:

Dividends. Holders of the Series A preferred stock are entitled to an annual compounded dividend of 9% on each share of Series A preferred stock, payable in kind at the purchase price of the Series A preferred stock, annually in arrears. In the event that the Company’s stockholders do not approve the necessary increase in the number of authorized shares of common stock to permit full conversion of the Series A preferred stock or a default by the Company on any of the material terms and conditions of the Series A preferred stock, including, without limitation:

•	failing to timely register the resale of the common stock issued in the transaction and the shares of common stock issuable upon conversion of the Series A preferred stock issued in the transaction;

•	if the registration statement does not remain continuously effective;

•	if the Company fails to timely deliver stock certificates upon conversion of the Series A preferred stock;

•	if the Company fails to reserve a sufficient number of shares to permit full conversion of the Series A preferred stock;

•	the occurrence of certain bankruptcy related events; or

•	a monetary judgment against the Company for an amount in excess of $50,000,

the annual dividend rate will automatically increase to 15%.

Conversion. Subject to stockholder approval of the increase in the number of authorized shares of the Company’s common stock, the Series A preferred stock will be convertible, at the option of the holder of the Series A preferred stock, into 137,409,132 shares of common stock. The number of shares of common stock issuable upon conversion of the Series A preferred stock, together with the 15,400,000 shares of common stock issued to the Investor in connection with the transaction, equal 91.33% of the Company’s outstanding common stock.

Anti-dilution. The Series A preferred stock is subject to full ratchet anti-dilution protection in connection with future issuances of equity securities, subject to customary exceptions.

Liquidation Preference. The liquidation preference per share of the Series A preferred stock is equal to the purchase price of the Series A preferred stock plus any accumulated but unpaid dividends. However, if the Company’s stockholders do not approve the increase in the number of authorized shares of the Company’s common stock within 90 days of the closing, the liquidation preference per share of the Series A preferred stock will automatically increase to four times such amount and increase in increments of 5% for each month thereafter pro rated daily. A merger, consolidation (other than one in which the Company’s stockholders own a majority by voting power of the outstanding shares of the surviving or acquiring corporation), sale of voting control or a sale, lease, transfer or other disposition of all or substantially all of the Company’s assets will be deemed to be a liquidation and will entitle the holders of the Series A preferred stock to receive at the closing of such transaction (and at each date after the closing on which additional amounts (such as earn out payments, escrow amounts and other contingent or deferred payments) are paid to stockholders) at their election the greater of: (i) the applicable liquidation preference or (ii) the amount they would be entitled to receive had such holders of Series A preferred stock converted their shares into common stock immediately prior to the closing of the transaction.

Voting Rights. Holders of the Series A preferred stock are entitled to voting rights equal to the number of shares of common stock into which the Series A preferred stock is convertible, on an “as if” converted basis. The holders of the Series A preferred stock vote together with holders of the common stock as one class on all matters. In addition, some actions, including, without limitation:

•	incurring additional indebtedness;

•	incurring additional liens;

•	amending its charter documents;

•	repurchases of shares of stock; and

•	paying cash dividends,

require the consent of the holders of at least 75% of the Series A preferred stock, voting as a separate series.

Redemption. If the Company’s stockholders do not approve the increase in the number of authorized shares of the Company’s common stock, then on or after the first anniversary of the closing, the holders of the Series A preferred stock are entitled, in their sole discretion, to require the Company to redeem their shares of Series A preferred stock at the applicable liquidation preference.

The foregoing description of the Certificate of Designation of Preferences, Rights and Limitations of Series A 9% Convertible Preferred Stock is only a summary and is qualified in its entirety by reference to the document filed as an exhibit to this Current Report on Form 8-K, which exhibit is hereby incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION

The Company has filed with the Securities and Exchange Commission an information statement on Schedule 14f-1 in connection with the private placement transactions and intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposal to increase the number of authorized shares of the Company’s common stock. Investors and security holders of the Company are urged to read the information statement and the proxy statement when they become available because they will contain important information about the Company and the private placement. Investors and security holders of the Company may obtain free copies of the information statement and the proxy statement when they become available at the Securities and Exchange Commission’s website at http://www.sec.gov, at the Company’s website at http://www.dwr.com or by writing to Design Within Reach, Inc., 225 Bush Street, 20th Floor, San Francisco, California 94104, Attention: Secretary. The Company, its directors and the affiliates of its directors may be deemed to be participants in the solicitation of proxies with respect to the increase in the authorized shares of the Company’s common stock and the election of directors. A description of the interests in the Company of its directors and such affiliates is set forth in the Company’s Form 10-K/A for the fiscal year ended January 3, 2009, filed with the Securities and Exchange Commission on May 4, 2009, and will be set forth in the proxy statement in connection with the increase in the number of authorized shares of the Company’s common stock and the election of directors when it becomes available.

Statements in this Form 8-K that are not strictly historical are forward-looking statements. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ are identified in the Company’s filings with the Securities and Exchange Commission, including the Forms 10-Q and 10-K and in other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits

Exhibit	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A 9% Convertible Preferred Stock

4.1	Registration Rights Agreement, dated as of August 3, 2009, by and between Design Within Reach, Inc. and Glenhill Special Opportunities Master Fund LLC

10.1	Second Amendment to Loan Agreement and Waiver, dated as of August 4, 2009, by and between Design Within Reach, Inc. and Wells Fargo Retail Finance, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2009

DESIGN WITHIN REACH, INC.

By:	/s/ Ray Brunner
Name:	Ray Brunner
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A 9% Convertible Preferred Stock

4.1	Registration Rights Agreement, dated as of August 3, 2009, by and between Design Within Reach, Inc. and Glenhill Special Opportunities Master Fund LLC

10.1	Second Amendment to Loan Agreement and Waiver, dated as of August 4, 2009, by and between Design Within Reach, Inc. and Wells Fargo Retail Finance, LLC